NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER OR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

ISSUE DATE: June 28, 2016

PRINCIPAL AMOUNT: $215,000

HPIL HOLDING

  CONVERTIBLE PROMISSORY NOTE DUE January 28, 2017

FOR VALUE RECEIVED, HPIL HOLDING, a Nevada corporation (the "Company") promises to pay to KODIAK CAPITAL GROUP, LLC or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $215,000 on January 28, 2017 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder. This Note is issued in connection with that certain Equity Purchase Agreement (the “Purchase Agreement”) entered into by and between the Company and the Holder on the Execution Date (as defined in the Purchase Agreement).  Certain capitalized terms used herein are defined in Section 12.

This Note is subject to the following additional provisions:

1.         The Note is exchangeable for an equal aggregate principal amount of Note of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be made for such registration or transfer or exchange.

2.         The Holder of this Note is entitled, subject to the following provisions, to convert all or a portion of the principal amount of this Note into shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a conversion price for each share of Common Stock equal to the Current Market Price multiplied by fifty percent (50%) (the “Conversion Price”); provided however, that the Note may not be converted until the earlier of (i) six months from the Issue Date or (ii) the effective registration of the Shares for resale on a registration statement on Form S-1 or S-3, as applicable. “Current Market Price” means the lowest closing bid price for the Common Stock as reported by Bloomberg, LP for the thirty (30) trading days ending on the trading day immediately before the relevant Conversion Date (as defined below).  The amount of Shares issuable pursuant to a conversion shall equal the principal amount (or portion thereof) of the Note to be converted, divided by the Conversion Price.

Conversion shall be effectuated by surrendering the Note to the Company, accompanied by or preceded by email or other delivery to the Company of a conversion notice substantially in the form attached hereto as Exhibit A (the “Conversion Notice”), executed by the Holder evidencing such Holder's intention to convert a specified portion hereof on such date set forth in the Conversion Notice (the “Conversion Date”).  No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.  Certificates representing Common Stock upon conversion will be delivered within three (3) Business Days from the Conversion Date (“Delivery Date”).

            The Company shall pay any payments incurred under this Section in immediately available funds upon demand as the Holder’s remedy for such delay.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Shares by close of business on the Delivery Date, unless such failure is due to causes beyond the Company’s reasonable control or that of its transfer agent, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion; provided, however, that an amount equal to any payments contemplated by this Section which have accrued through the date of such revocation notice shall remain due and owing to the Converting Holder notwithstanding such revocation.

If, by the relevant Delivery Date (A) there is an effective registration statement registering for resale the Shares by the Holder or (B) the Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, and, in either case, the Company fails, unless such failure is due to causes beyond the Company’s reasonable control or that of its transfer agent, for any reason to deliver the Shares and after such Delivery Date, the Holder of the Note being converted (a “Converting Holder”) purchases, in an arm’s-length open market transaction or otherwise, shares of Common Stock (the “Covering Shares”) in order to make delivery in satisfaction of a sale of Common Stock by the Converting Holder (the “Sold Shares”), which delivery such Converting Holder anticipated to make using the Shares to be issued upon such conversion (a “Buy-In”), the Converting Holder shall have the right, to require the Company to pay to the Converting Holder, in addition to and not in lieu of the amounts due hereunder (but in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu of any such other amounts), the Buy-In Adjustment Amount (as defined below).  The “Buy-In Adjustment Amount” is the amount equal to the excess, if any, of (x) the Converting Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds  (after brokerage commissions, if any) received by the Converting Holder from the sale of the  Sold Shares.  The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Converting Holder.  By way of illustration and not in limitation of the foregoing, if the Converting Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

In lieu of delivering physical certificates representing the Shares issuable upon conversion, if (A) there is an effective registration statement registering for resale the Shares by the Holder or (B) the Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 and, in either case, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in this paragraph, so long as the certificates therefore do not bear a legend and the Holder thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

The Holder of the Note shall be entitled to exercise its conversion privilege with respect to the Note notwithstanding the commencement of any case under 11 U.S.C. §101 et  seq.  (the “Bankruptcy Code”).  In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of such holder’s conversion privilege.  The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of the conversion of the Note.  This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws.  In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other Person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

4.         No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct obligation of the Company.

5.         The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

6.         This Note and all acts and transactions pursuant hereto and the rights and obligations of the Company and the Holder shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Each of the Company and Holder hereby submit to the exclusive jurisdiction of the United States Federal and state courts located in Los Angeles, California with respect to the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

7.         The Company may prepay this Note in whole or in part at any time following at least fifteen (15) and no more than sixty (60) days’ advance written notice to the Holder, provided that the Holder shall retain all rights of conversion until the date of repayment, notwithstanding the pendency of any prepayment notice.

8.         The following shall constitute an "Event of Default":

(a)        The Company shall default in the payment of principal on this Note and same shall continue for a period of five (5) days provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of any depositary institution that is crediting by ACH or wiring such payment if Company had the funds to make the payment when due and makes the payment within two (2) Business Days following Company’s knowledge of such failure to pay; or

(b)        Any of the representations or warranties made by the Company herein, in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

(c)        The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note and such failure shall continue uncured for a period of fifteen (15) days after written notice from the Holder of such failure; or

(d)        The Company fails to authorize or to cause its transfer agent to issue the Shares upon exercise by the Holder through a Notice of Conversion in accordance with the terms of this Note, fails to transfer or to cause its transfer agent to transfer any certificate for Shares issued to the Holder upon conversion of this Note and when required by this Note, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its transfer agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this Note, and any such failure shall continue uncured for five (5) Business Days; or

(e)        The Company shall (1) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (2) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

(f)        A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

(f)        Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

(g)        Any money judgment, writ or warrant of attachment, or similar process in excess of ThreeHundred Thousand ($300,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

(h)        Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

(i)         Shares of Common Stock shall cease to be quoted on the OTCQB for any reason and are not thereafter re-listed, re-traded or re-quoted on another Principal Market within fifteen (15) trading days.

(j)         The Company fails to file a registration statement with the Securities and Exchange Commission for the underlying common stock of the Note by November 1, 2016.

            Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider all obligations under this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.  Upon an Event of Default, the Principal Amount will increased to $250,000 and the Conversion Price will become the Current Market Price multiplied by twenty five percent (25%)  (“Default Conversion Price”).

9.         The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, securities convertible into Common Stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 9, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 9 applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 9, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two trading days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note.   The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 9 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

10.       Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

11.  The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the Holder.

12. Certain Definitions.  For purposes of this Note, the following terms shall have the following meanings:

(a)             “Affiliate” shall mean as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person.  For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.  For purposes of this definition, a Person shall be deemed to be “controlled by” a Person if such latter Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors of such former Person.

2.               (b)           “Bloomberg” means Bloomberg Financial Markets.

3.               (c)           “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

4.               (c)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

5.               (d)           “Principal Market” means OTCQB or the principal securities exchange or securities market on which the Common Stock is then quoted or traded.

[signature page follows immediately]

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: June 28, 2016

COMPANY:

HPIL HOLDING

By: /s/ Nitin Amersey

Director and CFO

EXHIBIT A - NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Note due December 28, 2016 of HPIL HOLDING, a Nevada corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 9 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

Conversion calculations:__________

Date to Effect Conversion:__________

Principal Amount of Debenture to be Converted:__________

Signature:__________

Name:__________

Shares to be issued to:__________

EIN:__________

Address for Delivery of Common Stock Certificates:__________

Or

DWAC Instructions:__________

Broker No:__________

Account No:__________

Irrevocable Letter Agreement

June 28, 2016

Ladies and  Gentlemen:

HPIL HOLDING, a Nevada corporation  (the  "Company")  and  Kodiak Capital Group,  LLC  (the  "Investor")  have  entered  into  a  Convertible Promissory Note dated  as  of June 28, 2016 (the  "Agreement")  in  the  principal  amount  of $215,000 (the  "Note").  A copy  of  the  Note  is  attached  hereto.  As the registrar and transfer agent for the Company’s common stock, par value $0.0001 per share (“Common Stock”), the Company requests that you familiarize  yourself  with  your  issuance  and  delivery  obligations,  as the Company’s transfer agent, contained in the Note.  The  shares  to  be  issued  are  to  be  registered  in  the  names  of  the  registered  holder  of  the  securities submitted  for  conversion  or  exercise.  Capitalized terms used but note defined in this instruction letter shall have the meanings ascribed to them in the Note.

You are  hereby  irrevocably  authorized, directed, and instructed to reserve a sufficient number of shares of Common Stock to provide for the issuance of a number of share of Common Stock into which the Note is convertible (such shares, the “Conversion Shares”) equal to 2,150,000 shares of Common Stock (the “Reserved Amount”).  The Reserved Amount may be increased, from time to time, by written instruction of the Investor.

The ability  to  convert  the  Note  in  a  timely  manner  is  a  material  obligation  of  the  Company  pursuant  to  the  Note.  Your  firm  is  hereby  irrevocably  authorized  and  instructed  to  issue  shares  of  Common  Stock  of  the  Company  (without  any  restrictive  legend)  to  the  Investor without  any  further  action  or  confirmation  by  the  Company:  upon  your  receipt  from  the  Investor  of:  (i) a notice  of  conversion  ("Conversion  Notice") executed by  the Investor; and (ii) an opinion of  counsel  of  the  Company or the Investor,  in  form,  substance  and  scope  customary  for  opinions  of  counsel  in  comparable  transactions  (and  satisfactory  to  the  transfer  agent),  to  the  effect  that  the  shares  of  Common  Stock  of  the  Company  issued  to  the  Investor  pursuant  to  the  Conversion  Notice  are  not "restricted securities"  as  defined  in Rule 144 and should  be  issued  to  the   Investor without  any  restrictive  legend.  The number  of  shares  to  be  issued  shall be less  than   9.99% of  the  total  issued  common  stock  of  the  Company.  If  the  number  of  shares  issued  to  the  Investor  is  greater  than  9.99%  of  the  total  issued  common  stock  of  the  company,  the  transfer  agent  must  notify  the  Investor  immediately.

In the event the Reserved Amount is insufficient to accommodate the number of Conversion Shares to be issued pursuant to a Conversion Notice, the Company agrees and directs that you issue the Conversion Shares that may be in excess of the Reserved Amount using all then available authorized but unissued shares of Common Stock.

The Company  hereby  requests  that  your  firm  act immediately,  without  delay and  without  the  need  for  any  action  or  confirmation  by  the  Company  with  respect  to  the  issuance  of  Common  Stock pursuant to any  Conversion Notices received  from  the  Investor.  The  Company  also  requires  that  as  long  as  this  convertible  note  is  still  outstanding  to  the  Investor,  that  the  transfer  agent  must  disclose  the  shares  authorized, outstanding, and reserved to  the  Investor  as  requested.

The Company  shall  indemnify  you  and  your  officers,  directors,  principals,  partners,  agents  and  representatives (together, the “Indemnitees”), and  hold  each  of  them  harmless  from  and  against  any  and  all  loss,  liability,  damage,  claim  or  expense  (including  the  reasonable  fees  and  disbursements  of  its attorneys) incurred  by  or  asserted  against  you  or  any  of  them  arising  out  of  or  in  connection  with   the instructions  set  forth  herein,  the  performance  of  your  duties  hereunder   and   otherwise   in  respect  hereof,  including  the  costs  and  expenses  of  defending  yourself  or  themselves  against  any  claim  or  liability  hereunder,  except  that  the  Company  shall  not  be  liable  hereunder  as  to  matters  in  respect  of  which  it  is  determined  that  an Indemnitee has acted  with  negligence, gross  negligence  or  in  bad  faith.  You  shall  have  no  liability  to  the  Company  in  respect  to  any  action  taken  or  any  failure  to  act  in  respect  of  this  if  such  action  was  taken  or  omitted  to  be  taken  in  good  faith,  and  you  shall  be  entitled  to  rely  in  this  regard  on  the reasonable advice  of  counsel.

The Board  of  Directors  of  the  Company  has  approved the  foregoing  (irrevocable  instructions)  and  does  hereby  extend  the  Company’s  irrevocable  agreement  to  indemnify your  firm for  all  loss,  liability  or expense  in  carrying out the authority and direction herein contained on the terms herein set forth.

Notwithstanding anything herein contained to the contrary, Bay City Transfer Agency & Registrar, Inc. is not a party to the Agreement and is acting only in the capacity of an administrator.  In addition, the Company must be current in all amounts owed to Bay City Transfer Agency & Registrar, Inc. and in good standing with Bay City Transfer Agency & Registrar, Inc., before the issuance of any shares of the Common Stock hereunder.  In the event of any dispute or ligation between the Company and the Investor as a result of the failure to be current in all amounts owed to Bay City Transfer Agency & Registrar, Inc. and in good standing with Bay City Transfer Agency & Registrar, Inc. which might cause a delay in the issuance of shares of the Common Stock hereunder, Bay City Transfer Agency & Registrar, Inc. shall not be included in any litigation between the Company and the Investor nor have any liability to the Company or the Investor. Should the Company be unable to pay any fee associated with an issuance to the Investor, the Investor may, at its own discretion, agree to pay such fee in order for the issuance to be administered.

The Company agrees that in the event that the Bay City Transfer Agency & Registrar, Inc. resigns as the Company’s transfer agent, the Company shall use its best efforts to engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions as soon as practicable.

The Investor is intended to be and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

Very truly yours,

HPIL Holding

By:

Name:

Title:

Acknowledged and Agreed:

Bay City Transfer Agency & Registrar, Inc.

By:

Name:

Title:

WRITTEN CONSENT

OF

THE BOARD OF DIRECTORS

OF

HPIL HOLDING

(a Nevada corporation)

in Lieu of Meeting

______________________________________________________

June 28, 2016

The undersigned, being the directors of HPIL Holding, a Nevada corporation (the “Corporation”), DO HEREBY CONSENT to the taking of the following actions in lieu of a meeting and DO HEREBY ADOPT the following resolutions by written consent in lieu of a meeting of the Board of Directors of the Corporation (the “Board”) pursuant to Section 141(f) of the General Corporation Law of the State of Nevada:

WHEREAS, the Board has determined that it is in the best interests of the Corporation and its shareholders that the Corporation enter into an equity purchase agreement substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”) with Kodiak Capital Group, LLC (“Kodiak”) pursuant to which the Company shall issue and sell to Kodiak, from time to time as provided in the Purchase Agreement, up to $5,000,000 of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”);

WHEREAS, the Board has determined that it is in the best interests of the Corporation and its shareholders that the Corporation issue to Kodiak a $215,000 convertible note substantially in the form attached hereto as Exhibit B (the “Note”);

WHEREAS, the Board has determined that it is in the best interests of the Corporation and its shareholders to file a registration statement on Form S-1 (the “Registration Statement”) registering for resale the shares of Common Stock issuable under the Purchase Agreement (the “Put Shares”) and the shares of Common Stock issuable upon conversion of the Note (the “Note Shares”) pursuant to a registration rights agreement substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”); and

WHEREAS, the Board is aware that the issuance and sale of the Put Shares and the issuance and sale of the Note Shares upon conversion of the Note are likely to result in substantial dilution to the interests of other stockholders.

Now therefore, be it resolved, that the form, terms and provisions of the Purchase Agreement, the Note and the Registration Rights Agreement are hereby  approved and ratified, and the Chief Executive Officer and Chief Financial Officer of the Corporation (each, an “Authorized Officer”) be, and each of them, acting singly, hereby is authorized and directed, in the name and on behalf of the Corporation, to execute and deliver Purchase Agreement, the Note and the Registration Rights Agreement with such additions thereto and changes therein as the Authorized Officer executing the same shall approve, such approval to be conclusively evidenced by his or her execution and delivery thereof;

RESOLVED FURTHER, that the Board approve and direct that, from time to time as needed in advance of a Closing Date (as such term is defined in the Purchase Agreement) such number of shares of Common Stock equal to the number of shares of Common Stock as will be needed for a closing be reserved and kept available until the consummation of such closing, to enable the Corporation to satisfy its obligation to issue the Put Shares to be issued in connection therewith (the “Put Reserved Amount”);

RESOLVED FURTHER, that the Board approve and direct that 2,150,000 shares of Common Stock, as may be increased by Kodiak, be reserved as of the date hereof and at all times thereafter to provide for the issuance of the Note Shares (the “Note Reserved Amount” and, together with the Put Reserved Amount, the “Reserved Amount”);

RESOLVED FURTHER, that the Board approve and direct that the Corporation take all corporate action necessary to authorize and reserve the Reserved Amount;

RESOLVED FURTHER, that the issuance of the Put Shares, when issued in accordance with the terms of the Purchase Agreement, is hereby confirmed, ratified and approved in all respects, and such Put Shares, when issued and paid for in accordance with the terms of Purchase Agreement, are validly issued, fully paid and non-assessable, and that each Authorized Officer is hereby authorized, empowered and directed to instruct the Corporation’s transfer agent and registrar Bay City Transfer Agency & Registrar, Inc. (the “Transfer Agent”) to issue the Put Shares accordance with the terms of the Purchase Agreement;

RESOLVED FURTHER, that the issuance of the Note Shares, when issued in accordance with the terms of the Note, is hereby confirmed, ratified and approved in all respects, and such Note Shares, when issued in accordance with the terms of the Note, are validly issued, fully paid and non-assessable, and that each Authorized Officer is hereby authorized, empowered and directed to instruct the Transfer Agent to issue the Note Shares in accordance with the terms of the Notes;

RESOLVED FURTHER, that the forms, terms and provisions of the irrevocable letter agreement with the Transfer Agent (the “Letter Agreement”), substantially in the form attached hereto as Exhibit D, are hereby  approved and ratified, and the Authorized Officers be, and each of them, acting singly, hereby is authorized and directed, in the name and on behalf of the Corporation, to execute and deliver the Letter Agreement with such additions thereto and changes therein as the Authorized Officer executing the same shall approve, such approval to be conclusively evidenced by his or her execution and delivery thereof;

RESOLVED FURTHER, that the Corporation indemnify the Transfer Agent for all loss, liability, or expense in carrying out the authority and direction contained in the Letter Agreement;

RESOLVED FURTHER, that the Registration Statement is hereby ratified and approved, and the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is authorized and directed, for and on behalf of the Corporation, to cause to be prepared and, as soon as reasonably practicable in order fully to effectuate the purposes of these resolutions, cause to be publicly filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and to execute on behalf of the Corporation, the Registration Statement, together with all schedules and exhibits thereto, with swuch additions thereto and changes therein as any such officer may approve, such approval to be conclusively evidenced by the filing thereof with the SEC; and

RESOLVED FURTHER, that the Authorized Officers of the Corporation be, and each of them, acting singly, hereby is authorized and directed, in the name and on behalf of the Corporation, to cause to be prepared (and, if appropriate, to execute) such further amendment or amendments to the Registration Statement (including post-effective amendments) and supplements, schedules and exhibits thereto as any of them may deem necessary or desirable or as may be required by the SEC or under the applicable laws of any jurisdiction, to execute on behalf of the Corporation all such amendments and supplements to the Registration Statement, to cause such amendments or supplements to be filed with the SEC, and to do such other acts or things and execute such other instruments, agreements and other documents as any of them may deem necessary or desirable to cause the Registration Statement, as amended and supplemented, to comply with the Securities Act and the rules and regulations thereunder and with applicable laws of any jurisdiction, and to cause the Registration Statement to become effective under the Securities Act and the rules and regulations thereunder.

Omnibus Resolutions

RESOLVED, that the Authorized Officers of the Corporation be, and each of them hereby is, authorized and empowered for, in the name and on behalf of the Corporation, to do and perform all such further acts and things including, but not limited to, making all necessary filings with the SEC and executing and delivering, and where necessary or appropriate, filing with the appropriate governmental authorities, all such certificates, contracts, bonds, agreements, documents, instruments, receipts, or other papers and making all such payments, including payments of all fees and expenses, as in the judgment of such officer shall be necessary, desirable or appropriate to carry out and effectuate each of the foregoing resolutions adopted by the Board and each of the transactions contemplated thereby;

RESOLVED FURTHER, that the Authorized Officers of the Corporation and each of them hereby are authorized and empowered to take such actions as they or any of them may deem necessary or appropriate in order fully to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any actions taken by the Authorized Officers of the Corporation or any of them prior to the adoption of these resolutions, which would have been within the authority conferred hereby, are hereby ratified and approved;

RESOLVED FURTHER, that all acts and things previously done and performed (or caused to be done and performed) in the name and on behalf of the Corporation prior to the date of these resolutions in furtherance of any of the foregoing resolutions and the transactions contemplated therein be, and the same hereby are, ratified, confirmed and approved;

RESOLVED FURTHER, that to the extent any of the foregoing resolutions conflict with resolutions previously approved by the Board, the resolutions set forth above shall control and shall supersede such earlier resolutions; and

RESOLVED FURTHER, that this consent may be delivered to the Corporation by facsimile transmission or by e-mail delivery of a “.pdf” format data file and shall have the same force and effect as an original.

IN WITNESS WHEREOF, the undersigned directors of the Corporation direct that this instrument be filed with the minutes of the proceedings of the Board of Directors of the Corporation.

/s/ Louis Bertoli, Director

/s/ Nitin Amersey,  Director

/s/ John Mitchell,  Director

/s/ John Dunlap, Director